Cash and cash equivalents_Details of cash and cash equivalents (Details) $ in Thousands, ₩ in Millions	Jun. 30, 2018 KRW (₩)	Jun. 30, 2018 USD ($)	Dec. 31, 2017 KRW (₩)	Dec. 31, 2017 USD ($)	Jun. 30, 2017 KRW (₩)	Dec. 31, 2016 KRW (₩)
Cash and cash equivalents [Abstract]
Cash	₩ 1,889,739		₩ 2,009,363
Foreign currencies	795,692		617,155
Demand deposits	2,777,874		3,423,355
Fixed deposits	457,263		858,413
Total	₩ 5,920,568	$ 5,325,210	₩ 6,908,286	$ 6,213,605	₩ 7,377,124	₩ 7,591,324